                                                                   Exhibit 99.1
                             LETTER OF TRANSMITTAL

                                      for

                         7 1/2% Senior Notes due 2009

                                      of

                   THE KANSAS CITY SOUTHERN RAILWAY COMPANY

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
 CITY TIME, ON         , 2002, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME
 MAY BE EXTENDED, THE "EXPIRATION DATE").

                            The Exchange Agent is:

                        U.S. Bank National Association

For Overnight Delivery, Delivery by Hand or Delivery by Registered or Certified
                                     Mail:

                            U.S. Bank Trust Center
                             180 East Fifth Street
                           St. Paul, Minnesota 55101
                     Attention: Specialized Finance Group

                           By Facsimile Transmission
                       (For Eligible Institutions only):

                                (651) 244-1537

                     Confirm facsimile by telephone only:

                                (800) 934-6802

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

   The undersigned acknowledges receipt of the prospectus dated         , 2002
(the "prospectus") of The Kansas City Southern Railway Company (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 7 1/2% senior notes due 2009 (the "new notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for an equal aggregate principal amount of its outstanding 7 1/2% senior notes due 2009 (the "outstanding notes" and, together with the new notes, the "notes") from the holders thereof. The outstanding notes are, and the new notes will be, guaranteed by Kansas City Southern (the "Parent") and certain of the Parent's subsidiaries.

   The terms of the new notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the outstanding notes for which they may be exchanged pursuant to the Exchange Offer, except that the new notes are freely transferable by holders thereof (except as provided herein or in the prospectus).

   All capitalized terms used but not defined herein shall have the same meaning given them in the prospectus.

   Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus and this Letter of Transmittal may be directed to the Exchange Agent.

   The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

   Please read the entire Letter of Transmittal and the prospectus carefully before checking any box below.

   List below the outstanding notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. The minimum permitted tender is $1,000 in principal amount. All other tenders must be in integral multiples of $1,000.


-------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREWITH
-------------------------------------------------------------------------------------------------------
                                                                  Aggregate Principal
Name(s) and Address(es) of Registered Holder(s)    Certificate     Amount Represented  Principal Amount
               (Please fill in)                        Number(s)* by Outstanding Notes    Tendered**
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

                                                      Total

-------------------------------------------------------------------------------------------------------

  *  Need not be completed by book-entry holders.
**  Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such outstanding notes. See Instruction 2 below.
-------------------------------------------------------------------------------------------------------

   Holders of outstanding notes whose outstanding notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their outstanding notes according to the guaranteed delivery procedures set forth in the prospectus.

   Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name outstanding notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose outstanding notes are held of record by The Depository Trust Company ("DTC").

   If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of new notes. If the undersigned is a broker-dealer that will receive new notes for its own account in exchange for outstanding notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such new notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to outstanding notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an "affiliate" of the Company or who has an arrangement or understanding with respect to the distribution of the new notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased outstanding notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

 [_]CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

 Name of Tendering Institution ______________________________________________

 DTC Account Number _______________________ Transaction Code
 Number _______________________

 [_]CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

 Names(s) of Registered Holders(s) __________________________________________

 Window Ticket Number (if any) ______________________________________________

 Date of Execution of Notice of Guaranteed Delivery _________________________

 Name of Eligible Institution that Guaranteed Delivery ______________________

  If Guaranteed Delivery is to be made by Book-Entry Transfer:

 Name of Tendering Institution ______________________________________________

 DTC Account Number _______________________ Transaction Code
 Number _______________________

 [_]CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING
    NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH
    ABOVE.

 [_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

 Name _______________________________________________________________________

 Address: ___________________________________________________________________

------------------------------------------------------  ------------------------------------------------------

          SPECIAL EXCHANGE INSTRUCTIONS                            SPECIAL DELIVERY INSTRUCTIONS
          (See Instructions 3, 4 and 5)                            (See Instructions 3, 4 and 5)

   To be completed ONLY if certificates for                To be completed ONLY if certificates for
outstanding notes in a principal amount not             outstanding notes in a principal amount not
tendered, or new notes issued in exchange for           tendered, or new notes issued in exchange for
outstanding notes accepted for exchange, are to be      outstanding notes accepted for exchange, are to be
issued in the name of someone other than the            sent to someone other than the undersigned, or to
undersigned.                                            the undersigned at an address other than that shown
                                                        above.
Issue certificate(s) to:
                                                        Deliver certificate(s) to:
Name _____________________________________________
                  (Please Print)                        Name ______________________________________________
                                                                          (Please Print)
Address __________________________________________
                                                        Address ___________________________________________
__________________________________________________
                (Include Zip Code)                      ___________________________________________________
                                                                        (Include Zip Code)
__________________________________________________
  (Tax Identification or Social Security Number)        ___________________________________________________
                                                          (Tax Identification or Social Security Number)

------------------------------------------------------  ------------------------------------------------------

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the outstanding notes indicated above. Subject to, and effective upon, the acceptance for exchange of, all or any portion of the outstanding notes tendered with this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such outstanding notes that are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer and the Note Guarantors, in connection with the Exchange Offer) to cause the outstanding notes to be assigned, transferred and exchanged.

   The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the outstanding notes and to acquire new notes issuable upon the exchange of such tendered outstanding notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered outstanding notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned and any beneficial owner of the outstanding notes tendered hereby further represent and warrant that (i) the new notes acquired by the undersigned and any such beneficial owner of outstanding notes pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such new notes, (ii) neither the undersigned nor any such beneficial owner has an arrangement with any person to participate in the distribution of such new notes, (iii) neither the undersigned nor any such beneficial owner nor any such other person is engaging in or intends to engage in a distribution of such new notes and (iv) neither the undersigned nor any such other person is an "affiliate," as defined under Rule 405 promulgated under the Securities Act, of the Company. The undersigned and each beneficial owner acknowledge and agree that any person who is an affiliate of the Company or who tenders in the Exchange Offer for the purpose of participating in a distribution of the new notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction of the new notes acquired by such person and may not rely on the position of the staff of the Securities and Exchange Commission set forth in no-action letters discussed in the prospectus under the caption "The Exchange Offer--Resale of the New Notes." The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the outstanding notes tendered hereby.

   For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Outstanding Notes when, as and if the Company has given oral notice (confirmed in writing) or written notice thereof to the Exchange Agent.

   If any tendered outstanding notes are not accepted for exchange pursuant to the Exchange Offer because of an invalid tender, the occurrence of certain other events set forth in the prospectus or otherwise, any such unaccepted outstanding notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

   The undersigned understands that tenders of outstanding notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

   Unless otherwise indicated herein under "Special Exchange Instructions," please cause the new notes be issued, and return any outstanding notes not tendered or not accepted for exchange, in the name(s) of the undersigned (and in the case of outstanding notes tendered by book-entry transfer, by credit to the account at DTC). Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail any certificates for outstanding notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), and any certificates for new notes, to the undersigned at the address shown below the undersigned's signature(s). In the event that both the "Special Exchange Instructions" box and the "Special Delivery Instructions" box are completed, please cause the new notes to be issued, and return any outstanding notes not tendered or not accepted for exchange, in the name(s) of, and deliver any certificates for such outstanding notes or new notes to, the person(s) so indicated (and in the case of outstanding notes tendered by book-entry transfer, by credit to the account at DTC so indicated). The undersigned recognizes that the Company has no obligation, pursuant to the "Special Exchange Instructions," to transfer any outstanding notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the outstanding notes so tendered.

   Holders of outstanding notes whose outstanding notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their outstanding notes according to the guaranteed delivery procedures set forth in the prospectus.

                         TENDERING HOLDER(S) SIGN HERE

 ______________________________________________________________________________

 ______________________________________________________________________________
         Signature(s) of Registered Holder(s) or Authorized Signatory)

 Date: ______________________________________________________________________

 Date: ______________________________________________________________________

    (Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for outstanding notes hereby tendered or in whose name outstanding notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3 below.)

 Name(s): ___________________________________________________________________

 ______________________________________________________________________________
                                (Please Print)

 Capacity: __________________________________________________________________

 Address: ___________________________________________________________________

 ______________________________________________________________________________
                             (Including Zip Code)

 Area Code and Telephone No.: _______________________________________________

 Taxpayer Identification No. or Social Security No.: ________________________

                           GUARANTEE OF SIGNATURE(S)
                    (If Required--See Instruction 3 below)

 Authorized Signature: ______________________________________________________

 Name: ______________________________________________________________________
                            (Please type or print)

 Title: _____________________________________________________________________

 Name of Firm: ______________________________________________________________

 Address: ___________________________________________________________________

 ______________________________________________________________________________
                             (Including Zip Code)

 Area Code and Telephone No.: _______________________________________________

 Date: ______________________________________________________________________

                                 INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

   A holder of outstanding notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the outstanding notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

   Holders of outstanding notes may tender outstanding notes by book-entry transfer by crediting the outstanding notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the outstanding notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such outstanding notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

   The method of delivery of this Letter of Transmittal, the outstanding notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases sufficient time should be allowed to permit timely delivery. No outstanding notes or Letters of Transmittal should be sent to the Issuer or any Note Guarantor.

   Holders wishing to participate in the Exchange Offer, but whose outstanding notes are not immediately available or who cannot deliver their outstanding notes and all other required documents to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis may tender their outstanding notes pursuant to the guaranteed delivery procedures set forth in the prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below);
(ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of the tendering holder, the names in which such outstanding notes are registered, and if applicable, the certificate numbers of the outstanding notes to be tendered; and (iii) all tendered outstanding notes (or a confirmation of any book-entry transfer of such outstanding notes into the Exchange Agent's account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission, all as provided in the prospectus.

   No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the outstanding notes for exchange.

2.  Partial Tenders; Withdrawals.

   Tenders of outstanding notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of outstanding notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of outstanding notes tendered in the box entitled "Description of Outstanding Notes Tendered Herewith." A newly issued certificate for the outstanding notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All outstanding notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

   If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date.

   To be effective with respect to the tender of outstanding notes, a written notice of withdrawal must: (i) be received by the Exchange Agent at one of the addresses for the Exchange Agent set forth above before the Company notifies the Exchange Agent that it has accepted the tender of outstanding notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the outstanding notes to be withdrawn; (iii) identify the outstanding notes to be withdrawn (including the principal amount of such outstanding notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such outstanding notes and the principal amount of outstanding notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such outstanding notes exchanged; and (v) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn outstanding notes promptly following receipt of notice of withdrawal. If outstanding notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn outstanding notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

   Any outstanding notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any outstanding notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of outstanding notes tendered by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such outstanding notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn outstanding notes may be retendered by following one of the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the prospectus at any time prior to the Expiration Date.

3. Signatures on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

   If this Letter of Transmittal is signed by the registered holder(s) of the outstanding notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the outstanding notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If a number of outstanding notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of outstanding notes.

   When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the outstanding notes) of outstanding notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required unless new notes issued in exchange therefor are to be issued, or outstanding notes are not tendered or not exchanged are to be returned, in the name of any person other than the registered holder. Signatures on any such certificates or separate written instruments of transfer or exchange must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder or holders of the outstanding notes listed, such outstanding notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the outstanding notes.

   If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

   Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

   Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution, unless outstanding notes are tendered: (i) by a holder who has not completed the box entitled "Special Exchange Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Institution (as defined below). In the event that the exhibit signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of a firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another "eligible institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). If outstanding notes are registered in the name of a person other than the signer of this Letter of Transmittal, the outstanding notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

4.  Special Exchange and Delivery Instructions.

   Tendering holders should indicate, as applicable, the name and address to which the new notes or certificates for outstanding notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering outstanding notes by book-entry transfer may request that outstanding notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.  Transfer Taxes.

   The Company will pay all transfer taxes, if any, applicable to the transfer and exchange of outstanding notes to it or its order pursuant to the Exchange Offer. If, however, new notes or outstanding notes not tendered or accepted for exchange are to be delivered to, or are registered or issued in the name of any person other than the registered holder of the outstanding notes tendered hereby, or if tendered outstanding notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of outstanding notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

6.  Waiver of Conditions.

   The Company expressly reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the prospectus.

7.  Mutilated, Lost, Stolen or Destroyed Securities.

   Any holder whose outstanding notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

8.  Irregularities.

   All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Letters of Transmittals or outstanding notes will be resolved by the Company, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular outstanding notes covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

9.  Taxpayer Identification Number.

   Federal income tax law generally requires that a tendering holder whose outstanding notes are accepted for exchange must provide the Exchange Agent with (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or (ii) in the case of certain exempt foreign persons, the Substitute Form W-8 below. If such tendering holder is an individual, the TIN is his or her social security number. If a tendering holder does not provide the Exchange Agent with its current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") in addition to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

   Exempt holders of outstanding notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Certain foreign persons can qualify for this exemption by submitting a Form W-8 or Substitute Form W-8 below, signed under penalties of perjury and attesting to such person's foreign status.

   To prevent backup withholding, each tendering holder of outstanding notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding. If the outstanding notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for Information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Exchange Agent.

10.  Requests for Assistance or Additional Copies.

   Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance, may be directed to the Exchange Agent at the address and telephone number indicated above.

   IMPORTANT: This Letter of Transmittal or a facsimile or copy thereof (together with certificates of outstanding notes or confirmation of book-entry transfer and all other required documents) or a notice of guaranteed delivery must be received by the Exchange Agent prior to the Expiration Date.

                           IMPORTANT TAX INFORMATION

   The holder is required to give the Exchange Agent the social security number or employer identification number of the holder of the outstanding notes. If the outstanding notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                     PAYER'S NAME:

--------------------------------------------------------------------------------------------
SUBSTITUTE                          Part 1--Taxpayer               Social Security Number(s)
                                    Identification Number--For
Form W-9                            all accounts, enter Taxpayer   _________________________
                                    Identification Number in the
Department of the Treasury Internal box at right. (For most                   OR
Revenue Service                     individuals, this is your
                                    social security number. For    _________________________
Payer's Request for Taxpayer        sole proprietors or resident
Identification Number ("TIN")       aliens, see the W-9             Employer Identification
                                    Guidelines. For other                    Number
                                    entities, it is your Employer   (If awaiting TIN, write
                                    Identification Number. If you        "Applied For")
                                    do not have a number, see
                                    Obtaining a Number in the
                                    enclosed W-9 Guidelines).
                                    Certify by signing and dating
                                    below.

                                    Note: If the account is in
                                    more than one name, see chart
                                    in the enclosed W-9
                                    Guidelines to determine which
                                    number to give the payer.
                                    --------------------------------------------------------
                                    Part 2--For payees exempt from backup withholding, see
                                    the enclosed W-9 Guidelines and complete as instructed
                                    therein.
                                    Certifications--Under penalties of perjury, I certify
                                    that:
                                    (1)The number shown on this form is my correct Taxpayer
                                       Identification Number (or I am waiting for a number
                                       to be issued to me), and
                                    (2)I am not subject to backup withholding because (i) I
                                       am exempt from backup withholding, (ii) I have not
                                       been notified by the Internal Revenue Service
                                       ("IRS") that I am subject to backup withholding as a
                                       result of a failure to report all interest or
                                       dividends or (iii) the IRS has notified me that I am
                                       no longer subject to backup withholding, and
                                    (3)I am a U.S. person (including a U.S. resident
                                       alien). and
                                    (4)Any other information provided on this form is true
                                       and correct.

                                    Certification Instructions--You must cross out item (2)
                                    in Part 2 above if you have been notified by the IRS
                                    that you are subject to backup withholding because of
                                    underreporting interest or dividends on your tax
                                    returns. However, if after being notified by the IRS
                                    that you were subject to backup withholding you
                                    received another notification from the IRS that you are
                                    no longer subject to backup withholding, do not cross
                                    out item (2).


Signature _________________________________________________________
                                                              Date

___________________________________________________________________
                        NAME (Please Print)

NOTE:  FAILURETO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
              OF 30 PERCENT (SUBJECT TO ADJUSTMENT IN FUTURE YEARS) OF ANY AMOUNTS PAID TO YOU UNDER THE NEW NOTES ISSUED PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number by the time of the exchange, 30 percent (subject to adjustment in future years) of all reportable payments made to me on account of the new notes will be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

 Signature __________________________________________________________________
                                                           Date _____________

 ______________________________________________________________________________
                              Name (Please Print)

                         CERTIFICATE OF FOREIGN STATUS



 SUBSTITUTE                Certification:

 Form W-8 BEN              Under penalties of perjury, I certify that I am an exempt
                           foreign person because:
 Department of the
 Treasury                  1)I am the beneficial owner (or am authorized to sign for
 Internal Revenue Service    the beneficial owner) of all of the income to which this
-------------------------    Form W-8 BEN relates;

                           2)I am a nonresident alien individual or a foreign
                             corporation, partnership, estate or trust;
 Signature ____________
                           3)I am an individual who has not been, and plans not to be,
 Print Name ___________      present in the United States for a total of 183 days or
                             more during the calendar year;
                           4)The income to which this Form W-8 BEN relates is not
                             effectively connected with the conduct of a trade or
                             business in the United States;

                           5)I am neither engaged, nor plan to be engaged during the
                             year, in a United States trade or business that has
                             effectively connected gains from transactions with a
                             broker or a barter exchange; and

                           6)I authorize this Form W-8 BEN to be provided to any
                             withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner.

                           Date _________________________________________________________